Exhibit 10.11

as of May 28, 2008

Pervasip Corp. (f/k/a eLEC Communications Corp.)

75 South Broadway, Suite 302

White Plains, NY 10601
Attention:  Chief Executive Officer

Re:  Amendment to Warrants

Ladies and Gentlemen:

Reference is made to (a) the Securities Purchase Agreement dated as of the date hereof (as amended, restated, modified and/or supplemented from time to time, the “Securities Purchase Agreement”) by and between PERVASIP CORP. (f/k/a/  eLEC Communications Corp.), a New York corporation (the “Company”), Valens Offshore SPV II, Corp. (“Valens Offshore”), Calliope Capital Corporation (“Calliope”), each other Purchaser from time to time party thereto and LV Administrative Services, Inc., as administrative and collateral agent for the Purchasers (the “Agent”; and together with Valens Offshore and the other Purchasers, collectively, the “Creditor Parties”); (b) the Common Stock Purchase Warrant - No. A-1 dated September 28, 2007 issued by the Company in favor of Calliope for up to 80,513,758 shares of common stock of the Company (as amended, restated, modified and/or supplemented from time to time, “Warrant No. A-1”); (c) the Common Stock Purchase Warrant - No. A-2 dated September 28, 2007 issued by the Company in favor of Calliope for up to 6,709,480 shares of common stock of the Company (as amended, restated, modified and/or supplemented from time to time, “Warrant No. A-2”); (d) the Common Stock Purchase Warrant - No. A-3 dated September 28, 2007 issued by the Company in favor of Calliope for up to 20,128,439 shares of common stock of the Company (as amended, restated, modified and/or supplemented from time to time, “Warrant No. A-3”, together with Warrant No. A-1 and Warrant No. A-2, collectively, the “Calliope Warrants”); (e) the Common Stock Purchase Warrant - No. B-1 dated September 28, 2007 issued by the Company in favor of Valens Offshore for up to 14,208,310 shares of common stock of the Company (as amended, restated, modified and/or supplemented from time to time, “Warrant No. B-1”); (f) the Common Stock Purchase Warrant - No. B-2 dated September 28, 2007 issued by the Company in favor of Valens Offshore for up to 1,184,026 shares of common stock of the Company (as amended, restated, modified and/or supplemented from time to time, “Warrant No. B-2”); and (g) the Common Stock Purchase Warrant - No. B-3 dated September 28, 2007 issued by the Company in favor of Valens Offshore for up to 3,552,078 shares of common stock of the Company (as amended, restated, modified and/or supplemented from time to time, “Warrant No. B-3”; and together with Warrant No. A-1, Warrant No. A-2, Warrant No. A-3, Warrant No. B-1 and Warrant No. B-2, collectively, the “Warrants”).  Calliope’s rights with respect to the Calliope Warrants have been assigned to Valens Offshore, Laurus Master Fund, Ltd., Valens U.S. SPV I, LLC and PSource Structured Debt Limited, as applicable; provided, however, that Calliope remains the record holder of the Calliope Warrants.  Capitalized terms used herein that are not defined shall have the meanings given to them in the Securities Purchase Agreement.

In order to induce Laurus to enter into the Securities Purchase Agreement, the Company has agreed to amend the Warrants on the terms and conditions set forth below.

In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree that:

The defined term “Expiration Date” in each of the Warrants is hereby amended and restated in its entirety to mean September 28, 2022.

This letter agreement shall become effective upon receipt by Creditor Parties of a copy of this letter agreement executed by the Company.

Except as specifically amended herein, the Securities Purchase Agreement, Warrants and the other Related Agreements (as defined in the Securities Purchase Agreement) shall remain in full force and effect, and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of any Creditor Party, nor constitute a waiver of any provision of the Securities Purchase Agreement, the Warrants and the other Related Agreements.  This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

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This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Very truly yours,

LV ADMINISTRATIVE SERVICES, INC.,
as Agent

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

CALLIOPE CAPITAL CORPORATION

By:	Laurus Capital Management, LLC,
its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

                                                                                                VALENS OFFSHORE SPV II. CORP.

By:	Valens Capital Management, LLC,
its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

LAURUS MASTER FUND, LTD.

By:	Laurus Capital Management, LLC,
its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS U.S. SPV I, LLC

By:	Valens Capital Management, LLC,
its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

PSOURCE STRUCTURED DEBT LIMITED

By:	Laurus Capital Management, LLC,
its investment manager

By: /s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

CONSENTED AND AGREED TO:

PERVASIP CORP. (f/k/a/  eLEC Communications Corp.)

By:/s/ Paul H. Riss
Name: Paul H. Riss
Title: Chief Executive Officer